UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-36887	98-0496358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cannon’s Court 22

Victoria Street

Hamilton HM 12

Bermuda

(Address of Principal Executive Offices)

(441) 295-2244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 as amended, nor shall it be deemed to be incorporated by reference in any filing of Warner Chilcott Limited, except as shall be expressly set forth by specific reference in such filing.

As described in Item 7.01 below, on October 6, 2016, Allergan plc (the “Company”), of which Warner Chilcott Limited is a consolidated subsidiary, provided segment revenues by product for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016.

The information in Item 7.01 below is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 6, 2016, the Company, of which Warner Chilcott Limited is a consolidated subsidiary, issued a press release providing segment revenues by product for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016. The Company furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K filed on October 6, 2016. The Company financial information contained in the press release includes, on a consolidated basis, information regarding Warner Chilcott Limited’s results of operations and financial condition.

The issuance of financial information does not represent a restatement of previously issued financial statements and does not affect the Company’s reported net (loss) / income, earnings per share, total assets, or stockholders’ equity for any of the previously reported periods. The information contained in the Allergan plc Form 8-K is being furnished pursuant to Regulation FD in order to provide the financial community with historical financial data that is presented on a basis consistent with the Company’s new segment reporting structure. Beginning with the three months ended June 30, 2016, the Company’s reported financial statements reflect the new reporting structure with prior periods adjusted accordingly.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 as amended, nor shall it be deemed to be incorporated by reference in any filing of Allergan plc, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Allergan plc Form 8-K dated October 6, 2016 (incorporated by reference to Exhibit 99.1 to the Allergan plc Current Report on Form 8-K, filed with the SEC on October 6, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2016

Warner Chilcott Limited

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Secretary

Exhibit Index

EXHIBIT NO.	DESCRIPTION
99.1	Allergan plc Form 8-K dated October 6, 2016 (incorporated by reference to Exhibit 99.1 to the Allergan plc Current Report on Form 8-K, filed with the SEC on October 6, 2016).